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                                                                  Exhibit 23.3

[McGladrey & Pullen LLP Letterhead]


                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 (No. 333-76401) of our report dated January 15, 1999, relating to the financial statements of Valley Bank. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


/s/ McGladrey & Pullen LLP

Pasadena, California
June 18, 1999